                                                                  EXHIBIT 10.2





                                   REMARKETING AGREEMENT, dated June 19, 1998
                           (this "Agreement"), among (i) Budget Group, Inc., a Delaware Corporation (the "Company"), (ii) Budget Group Capital Trust, a Delaware business trust (the "Issuer Trust"), (iii) The Bank of New York, as Tender Agent, (iv) Scott R. White, Robert L. Aprati and Michael B. Clauer, as Administrative Trustees, and (v) Credit Suisse First Boston Corporation, a Massachusetts corporation (together with its successors and assigns, the "Remarketing Agent").


                                    RECITALS

                  WHEREAS the Issuer Trust is a statutory business trust that has been created under Delaware law and exists pursuant to the Trust Agreement (as defined below) and a certificate of trust filed with the Delaware Secretary of State; and

                  WHEREAS the Issuer Trust is issuing on today's date or has heretofore issued $300,000,000 (or up to $345,000,000 to the extent the over-allotment option is exercised in full) aggregate Liquidation Amount (as defined below) of Remarketable Term Income Deferable Equity Securities (the "HIGH TIDES") representing preferred undivided beneficial interests in the assets of the Issuer Trust and has used the proceeds of the HIGH TIDES, together with the proceeds of $9,278,400 (or up to $10,670,150 to the extent the over-allotment option is exercised in full) aggregate Liquidation Amount of its Common Securities (as defined in the Trust Agreement) of the Issuer Trust, to purchase $309,278,400 (or up to $355,670,150 to the extent the over-allotment option is exercised in full) aggregate principal amount of HIGH TIDES Debentures Due 2028 (the "HIGH TIDES Debentures") issued by the Company pursuant to the Indenture (as defined below);
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                                                                              2



                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Definitions. (a) The following terms shall have the meanings indicated below:

                  "Additional Amounts" has the meaning specified in the Indenture.

                  "Administrative Trustees" has the meaning specified in the definition of Trust Agreement in this Section 1.

                  "Broker-Dealer" has the meaning assigned to such term in
Section 5.

                  "Broker-Dealer Agreement" means an agreement between the Remarketing Agent and a Broker-Dealer in substantially the form of Annex 1.

                  "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed, or (c) a day on which the Property Trustee's or Debenture Trustee's Corporate Trust Office (as defined in the Trust Agreement with respect to the Property Trustee and in the Indenture with respect to the Debenture Trustee) is closed for business.

                  "Cause" means any one of the following events or circumstances shall have occurred and be continuing: (i) the bankruptcy or insolvency of the Remarketing Agent; or (ii) the Remarketing Agent shall cease to be registered as a broker-dealer under the Exchange Act.

                  "Commission" means the Securities and Exchange Commission or any successor thereto.

                  "Common Stock" has the meaning assigned to such term in the Indenture.

                  "Common Stock Offering" has the meaning specified in the Indenture.

                  "Company" has the meaning assigned to such term in the preamble to this Agreement.

                  "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in

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                                                                              3



accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life. If no United States Treasury security has a maturity which is within a period from three months before to three months after the Reset Date, the two most closely corresponding United States Treasury securities shall be used as the Comparable Treasury Issue, and the rate being calculated shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month using such securities.

                  "Comparable Treasury Price" means (A) the arithmetic mean of five Reference Treasury Dealer Quotations, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Debenture Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the arithmetic mean of all such Reference Treasury Dealer Quotations.

                  "Convertible Remarketing" has the meaning specified in Section 2(d).

                  "Debenture Trustee" means The Bank of New York, as Trustee under the Indenture (including its successors as Debenture Trustee thereunder).

                  "Disclosure Documents" means the Registration Statement, or if the Registration Statement is not required to be filed with the Commission pursuant to Section 2(b), the Nonregistered Offering Documents, including any preliminary offering document or Preliminary Prospectus, as applicable, and as each may be amended or supplemented.

                  "Effective Time" means the date and time as of which the Registration Statement or its most recent post-effective amendment is declared effective by the Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  "Failed Final Remarketing" has the meaning specified in
Section 2(d).

                  "Final Remarketing" has the meaning specified in Section 2(d).

                  "Final Remarketing Period" means the period beginning on the Business Day immediately following the Initial Remarketing Termination Date and ending on the day which is three Business Days (or such shorter period as shall be agreed to by the Remarketing Agent) prior to
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                                                                              4



June 15, 2005 (or, if such day is not a Business Day, the next succeeding Business Day).

                  "Global Security Certificate" has the meaning assigned to (i) the term "Global Preferred Securities" in the Trust Agreement if the Subject Securities are HIGH TIDES or (ii) the term "Global Security" in the Indenture if the Subject Securities are HIGH TIDES Debentures.

                  "HIGH TIDES" has the meaning assigned to such term in the recitals to this Agreement.

                  "HIGH TIDES Debentures" has the meaning assigned to such term in the recitals to this Agreement.

                  "Indenture" means the Indenture, dated as of June 19, 1998, between the Company and the Debenture Trustee, as such indenture may from time to time be amended, modified or supplemented.

                  "Initial Failed Remarketing" has the meaning specified in
Section 2(d).

                  "Initial Remarketing" has the meaning specified in Section
2(d).

                  "Initial Remarketing Period" means the period beginning on the first Business Day following the Tender Notification Date and ending on June 1, 2005 (or, if such day is not a Business Day, the next succeeding Business Day).

                  "Initial Remarketing Termination Date" means June 1, 2005 (or, if such day is not a Business Day, the next succeeding Business Day).

                  "Interest" means all quarterly payments, interest on quarterly payments not paid on the applicable Interest Payment Date and Additional Amounts, as applicable.

                  "Interest Payment Date" has the meaning specified in the Indenture and the Trust Agreement.

                  "Issuer Trust" has the meaning assigned to such term in the preamble to this Agreement.

                  "Liquidation Amount" means, with respect to a HIGH TIDES or Common Security, its stated liquidation amount of $50.

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                                                                              5



                  "Market Event" means the occurrence of (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the sole judgment of Remarketing Agent, be likely to prejudice materially the success of the Remarketing, issue, sale or distribution of the Subject Securities, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the sole judgment the Remarketing Agent, is material and adverse and makes it impractical or inadvisable to proceed with completion of the Remarketing or the sale of and payment for the Subject Securities; (B) any downgrading in the rating of the Subject Securities or any other debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of the Subject Securities or any other debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the sole judgment of the Remarketing Agent, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the Remarketing or the sale of and payment for the Subject Securities.

                  "Maximum Rate" means a rate per annum equal to the Treasury Rate plus 6%.

                  "Nonconvertible Remarketing" has the meaning specified in
Section 2(d).

                  "Nonregistered Offering Documents" has the meaning specified in Section 6(a).

                  "No Registration Opinion" means an opinion of Securities Counsel that the securities issuable in the Remarketing do not need to be registered under the

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Securities Act and that no other filing of any kind is required to be made with the Commission as a condition to the sale of such securities, which No Registration Opinion shall be reasonably satisfactory to the Remarketing Agent and its counsel.

                  "Notice of Purchasers" means a notice delivered by the Remarketing Agent on the Reset Date to (i) the Tender Agent if the Subject Securities are not evidenced by a Global Security Certificate on the Reset Date or (ii) The Depository Trust Company if the Subject Securities are evidenced by a Global Security Certificate on the Reset Date, in either case naming the parties who will purchase the Subject Securities from the Remarketing Agent.

                  "Offering Circular" means the Confidential Offering Circular, dated June 16, 1998, relating to the initial offer and sale of the HIGH TIDES.

                  "Par Amount" means $50 per Subject Security.

                  "Paying Agent" has the meaning specified in the Trust
Agreement.

                  "Primary Treasury Dealer" has the meaning specified in the definition of Quotation Agent in this Section 1.

                  "Preliminary Prospectus" means each prospectus included in the Registration Statement, or amendment thereof, before it becomes effective under the Securities Act and any prospectus which may be filed by the Company with the Commission pursuant to Rule 424(a) (or any successor applicable rule) of the rules and regulations under the Securities Act (the "Rules and Regulations") in connection with the Registration Statement.

                  "Property Trustee" has the meaning specified in the definition of Trust Agreement in this Section 1.

                  "Prospectus" means the final prospectus which will be filed with the Commission pursuant to Rule 424(b) (or any successor applicable rule) of the Rules and Regulations and deemed to be a part of the Registration Statement at the time of its effectiveness under the Securities Act pursuant to paragraph (b) of Rule 430A (or any successor applicable rule) of the Rules and Regulations.

                  "Quotation Agent" means Credit Suisse First Boston Corporation and its successors; provided, however, that if Credit Suisse First Boston Corporation shall cease to be a primary United States Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                  "Reference Treasury Dealer" means (i) the Quotation Agent and
(ii) any other Primary Treasury Dealer selected by the Debenture Trustee after consultation with the Company.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer, the arithmetic mean, as determined by the Debenture Trustee of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Debenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Reset Date.

                  "Registration Statement" means a registration statement covering the securities to be issued in the Remarketing filed with the Commission pursuant to the Securities Act, including any amendments thereto and any document or other information incorporated by reference therein.

                  "Remaining Life" means the period beginning on (and including) the Reset Date and ending on June 15, 2028.

                  "Remarketing" has the meaning specified in the recitals to this Agreement.

                  "Remarketing Agent" has the meaning assigned to such term in the preamble to this Agreement (including any successor Remarketing Agent).

                  "Remarketing Conditions" means the following factors: (i) short-term and long-term market rates and indices of such short-term and long-term rates, (ii) market supply and demand for short-term and long-term securities, (iii) yield curves for short-term and long-term securities comparable to the Subject Securities, (iv) industry and financial conditions which may affect the Subject Securities, (v) the number of Subject Securities to be remarketed, (vi) the number of potential purchasers, (vii) the current ratings by nationally recognized statistical rating organizations of long-term subordinated debt of the Company and of other outstanding capital securities of the Company's trust subsidiaries, (viii) the number of shares of Common Stock, if any, into which the Subject Securities will be convertible and (ix) the length and type of call protections, if any.
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                  "Remarketing Notice" has the meaning specified in Section
2(d).

                  "Reset Date" means June 15, 2005, or, if such date is not a Business Day, the next succeeding Business Day, or such earlier day as may be determined by the Remarketing Agent, in its sole discretion, for settlement of a successful remarketing.

                  "Rules and Regulations" has the meaning specified in the definition of Preliminary Prospectus in this Section 1.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Securities Counsel" means counsel experienced in matters relating to securities law.

                  "Subject Securities" means (i) the HIGH TIDES if, on the Reset Date, the HIGH TIDES Debentures have not been distributed to holders of HIGH TIDES in connection with a liquidation or dissolution of the Issuer Trust or
(ii) otherwise, the HIGH TIDES Debentures.

                  "Tender Agent" means (i) the Property Trustee if the Subject Securities are HIGH TIDES or (ii) the Debenture Trustee if the Subject Securities are HIGH TIDES Debentures.

                  "Tender Notification Date" means Friday, May 20, 2005 or, if such day is not a Business Day, the next succeeding Business Day.

                  "Term Call Protections" has the meaning assigned to such term in Section 2(c).

                  "Term Conversion Ratio" has the meaning assigned to such term in Section 2(c).

                  "Term Provisions" has the meaning specified in Section 2(c).

                  "Term Rate" has the meaning assigned to such term in Section 2(c).

                  "Treasury Rate" means (i) the yield, under the heading which represents the average for the week immediately prior to the date of calculation, appearing in the most recently published statistical release designated H.15(519) or any successor publication which is published weekly by the Federal Reserve and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Remaining Life (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Remaining Life shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the Reset Date. The Treasury Rate shall be calculated by the Remarketing Agent on the third Business Day preceding the Reset Date.

                  "Trust Agreement" means the Amended and Restated Declaration of Trust, dated as of June 19, 1998, among the Company, as Depositor, The Bank of New York, as Property Trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee"), Scott R. White, Robert L. Aprati and Michael B. Clauer as Administrative Trustees (the "Administrative Trustees") and the holders from time to time of undivided beneficial interests in the assets of the Issuer Trust, as such agreement may from time to time be amended, modified or supplemented.

                  (b) Capitalized terms used herein and not otherwise defined but defined in the Trust Agreement or Indenture shall have the meanings assigned to such terms in the Trust Agreement or Indenture, as applicable.

                  2. Acceptance and Performance of Duties. The Remarketing Agent, the Company, the Administrative Trustees on behalf of the Issuer Trust and the Tender Agent agree as follows:

                  (a) The Remarketing Agent will perform the duties and obligations of Remarketing Agent for the Remarketed Securities as specified in the Trust Agreement (if the Tendered Securities are the HIGH TIDES), the Indenture (if the Tendered Securities are the HIGH TIDES Debentures) and in this Agreement in good faith and in compliance with the provisions of applicable laws.

                  (b) The Remarketing Agent will use its best efforts to remarket all Subject Securities tendered or
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                                                                             10



deemed tendered for sale; provided, however, that the Remarketing Agent will not be obligated to attempt to remarket such Subject Securities, or to determine the Term Rate pursuant to Section 2(c) below, if (A) in the Remarketing Agent's judgment any (i) Disclosure Document provided by the Issuer Trust or the Company in connection with the Remarketing or (ii) document publicly disclosed (including in a filing pursuant to the Exchange Act) by or on behalf of the Issuer Trust or the Company, includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless the Remarketing Agent is satisfied in its sole discretion that such statement or omission has been properly corrected, (B) unless the Company provides a No Registration Opinion to the Remarketing Agent prior to the Tender Notification Date, the Company and the Trust (if applicable) shall have failed to have the Registration Statement declared effective by the Commission on or prior to the Tender Notification Date and remain effective at least through and including the Reset Date, provided that the Registration Statement may be declared effective later than the Tender Notification Date if the Company provides an opinion of Securities Counsel to the Remarketing Agent to the effect that such Registration Statement need not become effective until the date the Initial Remarketing Period is required to commence and the Remarketing Agent consents to such delay or (C) the Company fails to comply with the requirements set forth in Section 6(c) of this Agreement. Each Subject Security will be remarketed only at a purchase price equal to 101% of its Par Amount. The Remarketing Agent may, but except as provided in Section 11 shall not be obligated to, purchase tendered Subject Securities for its own account.

                  (c) The Remarketing Agent has agreed to use its best efforts to remarket all Subject Securities tendered for Remarketing on the Tender Notification Date. The Remarketing Agent will establish, effective beginning on the Reset Date, (i) the rate (the "Term Rate") per annum at which Interest will accrue on the Subject Securities, (ii) the number of shares of Common Stock, if any, into which each Subject Security may be converted (the "Term Conversion Ratio") and (iii) the price, manner and time, if any, at which the Subject Securities may be redeemed from the proceeds of a Common Stock Offering (the "Term Call Protections" and together with the Term Rate and the Term Conversion Ratio, the "Term Provisions"). The Remarketing Agent will use its best efforts to establish the Term Provisions most favorable to the Company consistent with the successful remarketing of Subject Securities tendered there-for at a price equal to 101% of the aggregate Par Amount thereof; provided that each Subject Security will have the same Term Provisions; provided that the Term Provisions may not permit the Company to redeem the Subject Securities for a price less than the aggregate Par Amount thereof plus any accrued and unpaid Interest thereon; and, provided further, that if no Subject Security is tendered for remarketing on the Tender Notification Date, the Remarketing will not take place (although the Remarketing will not be deemed to have failed), and the Remarketing Agent will set the Term Provisions in a manner consistent with the Remarketing Notice that it believes, in its sole discretion, would result in a price per Subject Security equal to 101% of its Par Amount.

                  (d) The remarketing process will commence on the first Business Day following the Tender Notification Date and will be conducted on the following schedule and in the following manner:

At Least 40 Days (May 6,            The Issuer Trust shall cause a notice (the
2005), But Not More Than            "Remarketing The Issuer Trust shall cause a
60 Days (April 16, 2005)            notice (the "Remarketing Notice") to be
Prior to June 15, 2005:             sent to holders of the Subject Securities
                                    stating whether it intends to remarket the Subject Securities as securities which will be convertible into Common Stock of the Company (a "Convertible Remarketing") or which will be nonconvertible (a
                                    "Nonconvertible Remarketing").

Friday, April 20, 2005              Each outstanding Subject Security shall be
through the Tender                  deemed to have been tendered for
Notification Date                   remarketing unless the holder thereof has
(Friday, May 20, 2005,              given irrevocable notice to the contrary to
or if such day is not a             the Tender Agent (which the Tender Agent
Business Day, the next              will promptly remit to the Remarketing
succeeding Business                 Agent). Such irrevocable notice, which may
Day):                               be telephonic or written, must be
                                    delivered not earlier than 30 days prior to the Tender Notification Date, and not later than 5:00 p.m., New York City time, on the Tender Notification Date. A holder's notice of an election to retain
                                    Subject Securities must state the number of Subject Securities to be retained (which must be all of the Subject Securities represented by the applicable certificate, unless such certificate is a Global
                                    Security Certificate), the number of the certificate representing the Subject
                                    Securities not to be deemed to have been so tendered and the number of Subject
                                    Securities represented by such certificate.
                                    Any transferee of a Subject Security for which such notice has been provided shall be bound thereby. The failure by a holder of Subject Securities to give timely notice of an election to retain all (or, in the case of a Global Security Certificate, any part) of such holder's Subject Securities will constitute the irrevocable tender for sale in the Remarketing of all the Subject
                                    Securities it holds. A holder of Subject
                                    Securities which has not duly given notice that it will not tender and retain its Subject Securities will cease to have any further rights with respect to such Subject
                                    Securities upon the successful remarketing thereof, except the right of such holder to receive an amount equal to (i) from the proceeds of the Remarketing, or in the event of a Failed Final Remarketing or upon the occurrence of certain Market Events, from the Company, 101% of the aggregate liquidation amount thereof, plus (ii) from the Company, any accrued and unpaid Inter est thereon to (but excluding) the Reset Date.

Beginning the First                 The Remarketing Agent will commence a
Business Day Following              Convertible Remarketing or a
the Tender Notification             Nonconvertible Remarketing, as the case may
Date:                               be (in either case, an "Initial
                                    Remarketing"), in accordance with the terms of this Agreement and pursuant to the instructions set forth in the Remarketing
                                    Notice. The Remarketing Agent will
                                    determine, and upon request make available to interested persons nonbinding indications of, the Term Provisions based upon then-current Remarketing Conditions. The
                                    Remarketing Agent will solicit and receive orders from prospective investors to purchase tendered Subject Securities. The
                                    Initial Remarketing shall be deemed to have failed (an "Initial Failed Remarketing") if
                                    (i) despite using its best efforts, the
                                    Remarketing Agent is unable to establish, prior to the Initial Remarketing Termination
                                    Date, a Term Rate which is less than or
                                    equal to the Maximum Rate, (ii) the
                                    Remarketing Agent is excused from
                                    Remarketing the Subject Securities because of (a) the failure by the Company or the Issuer Trust to satisfy a condition in this Agreement or (b) the occurrence of a Market
                                    Event or (iii) there is no Remarketing Agent on the first day of the Initial Remarketing
                                    Period.

Remainder of the                    The Remarketing Agent will continue, if
Initial Remarketing                 necessary, using its best efforts to
Period:                             remarket the Subject Securities tendered
                                    for remarketing as described above,
                                    adjusting the non-binding indications of the Term Provisions necessary to establish the Term Provisions most favorable to the Company consistent with remarketing all
                                    Subject Securities tendered therefor at
                                    101% of the Par Amount, until the Initial
                                    Remarketing is completed or is deemed to have failed. See the definition of an Initial Failed Remarketing above. Promptly upon determination of the Term Provisions, the Remarketing Agent will communicate such Term Provisions to the Tender Agent, which will communicate such Term Provisions to the Issuer Trustees (if the Issuer Trust has not liquidated), the Issuer Trust (if the Issuer Trust has not liquidated), the Debenture Trustee, the Paying Agent, the
                                    Company and each holder (if any) which
                                    timely elected not to tender all of its
                                    Subject Securities for remarketing, by
                                    delivery of a written notice or by
                                    telephone promptly confirmed by telecopy or writing.

Beginning the First                 If the Initial Remarketing fails because
Business Day Following              the Remarketing Agent was not able to
an Initial Failed                   establish a Term Rate less than or equal to
Remarketing (if                     the Maximum Rate prior to the Initial
applicable):                        Remarketing Termination Date, the
                                    Remarketing Agent will commence a second remarketing (the "Final Remarketing"), which will be a Convertible Remarketing if the Initial Remarketing was a Nonconvertible
                                    Remarketing and a Nonconvertible Remarketing if the Initial Remarketing was a Convertible
                                    Remarketing. The Remarketing Agent will
                                    determine, and upon request make available to interested persons nonbinding indications of, the Term Provisions based upon then-current Remarketing Conditions. The
                                    Remarketing Agent will solicit and receive orders from prospective investors to purchase tendered Subject Securities. The
                                    Final Remarketing will be deemed to have failed (a "Failed Final Remarketing") if (i) despite using its best efforts, the Remarketing Agent is still not able to establish a Term Rate less than or equal to the Maximum Rate prior to the expiration of the Final Remarketing Period, or (ii) the
                                    Remarketing Agent is excused from
                                    Remarketing the Subject Securities because of (a) the failure by the Company or the Issuer Trust to satisfy a condition in this Agreement or (b) the occurrence of a Market
                                    Event.


Remainder of the Final              The Remarketing Agent will continue, if
Remarketing Period (if              necessary, to use its best efforts to
applicable):                        remarket the Subject Securities, as
                                    described above, adjusting the non-binding indications of the Term Provisions as necessary to establish the Term Provisions most favorable to the Company consistent with remarketing all Subject Securities tendered therefor at 101% of the Par Amount until the Final
                                    Remarketing is completed or is deemed to have failed. See the definition of a Failed
                                    Final Remarketing above. If the Remarketing
                                    Agent is able to establish a Term Rate less than or equal to the Maximum Rate during the Final Remarketing Period, it will promptly communicate such Term Provisions to the Tender Agent, which will communicate such Term Provisions to the Issuer Trustees
                                    (if the Issuer Trust has not liquidated), the Issuer Trust (if the Issuer Trust has not liquidated), the Debenture Trustee, the Paying Agent, the Company and each holder
                                    (if any) which timely elected not to tender all of its Subject Securities for remarketing, by delivery of a written notice or by telephone promptly confirmed by telecopy or writing.

Reset Date:                         New holders must deliver the purchase price
                                    for the remarketed securities in same-day funds to the Remarketing Agent and the Remarketing Agent, will deliver such purchase price to the Tender Agent (in like funds). Payments to tendering holders who hold Subject Securities in the form of one or more Global Security Certificates will be made in the manner provided in the Offering Circular under "Description of
                                    HIGH TIDES -- Form, Book Entry Procedures and Transfer." Tendering holders who hold
                                    Subject Securities in certificated form
                                    (other than in
                                    the form of Global Security Certificates) must deliver their certificates properly endorsed for transfer to the Tender Agent by 2:30 p.m. on the Reset Date (or any succeeding date) to receive payment of the purchase price for their Subject
                                    Securities. Subject to compliance with the preceding two sentences, the Tender Agent will pay former holders the proceeds of the Remarketing of their Subject Securities by the Remarketing Agent. In the event of a Failed Final Remarketing, the Company will be required to redeem all outstanding HIGH
                                    TIDES Debentures on the Reset Date at 101% of the aggregate principal amount thereof, plus accrued and unpaid Interest thereon, and, if the HIGH TIDES are still held by the Property Trustee, the Property Trustee shall concurrently apply the proceeds of such redemption to redeem a Like Amount of HIGH TIDES in accordance with the provisions of the Trust Agreement. On and after the Reset Date, the terms of all Subject Securities, whether or not tendered for remarketing, will be modified by the Term Provisions, as the same shall be established by the Remarketing Agent. If the Subject Securities are not held by The
                                    Depository Trust Company or its nominee in the form of one or more Global Security
                                    Certificates, certificates representing
                                    remarketed Subject Securities will be
                                    issued to the purchasers thereof,
                                    irrespective of whether the
                                    certificates formerly representing such
                                    Subject Securities have been delivered to the Tender Agent.

                  3. Representations, Warranties, Covenants and Agreements of the Company and the Remarketing Agent. (a) The Company represents, warrants, covenants and agrees with the Remarketing Agent as follows:

                  (i) the Company has full power and authority to enter into this Agreement and will have full power and authority to enter into any agreements which it may enter into in connection with the Remarketing; this Agreement and the transactions contemplated hereby have been, and each other such agreement and the transactions contemplated thereby will be, duly authorized, executed and delivered by the Company; and this Agreement is, and each such other agreement will be at the Reset Date, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

                  (ii) the consummation of the transactions contemplated herein do not now, and the consummation of the transactions contemplated in any other agreement entered into by the Company in connection with the Remarketing will not, at the Reset Date, conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Issuer Trust, the Company or any of the Company's subsidiaries pursuant to any contract, indenture, declaration of trust, deed of trust, mortgage, loan agreement, note, lease or other instrument or agreement to which the Issuer Trust, the Company or any of its subsidiaries is or will be a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is or will be subject, nor will such actions result in any violation of the provisions of the by-laws of the Company or any of its subsidiaries or any statute (including the Securities Act, the Exchange Act and state securities laws) or any order, rule or regulation of any court or governmental agency or body (including the Commission) which has or will have jurisdiction over the Company or any of its subsidiaries or any of their material property or assets except for a conflict, breach, default, lien, charge or encumbrance which could not reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated herein or therein;

                  (iii) all required consents, rulings and approvals of governmental authorities (other than "Blue Sky" authorities) required in connection with the execution and delivery by the Company of this Agreement and any agreement entered into by the Company in connection with the transactions contemplated by any Disclosure Documents, and the performance by the Company of its obligations hereunder and thereunder, have been obtained and are in full force and effect or, at the Reset Date, will have been obtained and be in full force and effect;

                  (iv) except as disclosed in the Disclosure Documents, neither the Company nor any of its subsidiaries is or, at the Reset Date, will be (i) in violation of its by-laws, (ii) in default in any respect, and no event has occurred or will have occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any contract, indenture, declaration of trust, deed of trust, mortgage, loan agreement, note, lease or other instrument or agreement to which it is or will be bound or to which any of its properties or assets is or will be subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject;

                  (v)    the Disclosure Documents, including as provided in
         Section 3(x), will not, at the Effective Time and thereafter through and including the Reset Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Disclosure Documents in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for inclusion therein;

                  (vi) the financial statements of the Company contained (or incorporated by reference) in the Disclosure Documents will present fairly the financial position of the Company as of the dates indicated, and the results of operations and changes in financial position of the Company for the periods covered, in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise set forth therein;

                  (vii) after the date of the most recent financial statements of the Company contained (or incorporated by reference) in the Disclosure Documents, there will not have been any material adverse change in the condition (financial or other), stockholders' equity, results of operations or business of the Company and its subsidiaries, except as disclosed in the Disclosure Documents;

                  (viii) except as disclosed in the Disclosure Documents, there will be no legal or governmental proceedings pending at the Reset Date to which the Company or any of its subsidiaries is a party or of which any material property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the condition (financial or other), stockholders' equity, results of operations or business of the Company and its subsidiaries, taken as a whole;

                  (ix) any description of a contract, indenture, declaration of trust, deed of trust, mortgage, loan agreement, note, lease or other instrument or agreement contained in the Disclosure Documents will be, at the Effective Time and thereafter through and including the Reset Date, true, complete and correct; and

                  (x) If the Registration Statement is filed, the Registration Statement at the Effective Time will conform to the requirements of the Securities Act and the Rules and Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as of the Effective Time and thereafter through and including the Reset Date, will conform to the requirements of the Securities Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Preliminary Prospectus, the Registration
         Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for inclusion therein.

                  (b) The Remarketing Agent represents, warrants, covenants and agrees with the Company that if it shall not have received a No Registration Opinion and the Registration Statement shall not be effective on the Tender Notification Date (or such later date as may be provided in Section 2(b)), the Remarketing Agent will offer and sell the Subject Securities only in compliance with the federal and state securities laws applicable to unregistered sales of securities in effect at the time of the Remarketing.

                  4. Fees and Expenses. (a) The Company agrees to pay to the Remarketing Agent upon settlement of the transactions contemplated by the Remarketing (i) as compensation for its services hereunder, a fee equal to 1% of the aggregate Par Amount of outstanding Subject Securities on the Reset Date, plus (ii) all out-of-pocket expenses reasonably incurred by the Remarketing Agent in connection with the performance of its duties; provided that if both the Initial Remarketing and the Final Remarketing fail, the Company shall not be required to pay any fees to, or reimburse any out-of-pocket expenses of, the Remarketing Agent.

                  (b) The Remarketing Agent acknowledges and agrees that the performance of its duties hereunder will be without charge to holders or purchasers of the Subject Securities other than the Company.

                  5. Broker-Dealer Participation. The Remarketing Agent shall enter into Broker-Dealer Agreements with all broker-dealers ("Broker-Dealers"), if any, which it selects to have participate in the remarketing process; provided that (i) such Broker-Dealers agree to comply with the terms of this Agreement, including the terms of Section 3(b) of this Agreement, (ii) any fees or commissions paid to the Broker-Dealers shall be paid by the Remarketing Agent out of the fees it is paid pursuant to Section 4(a), and (iii) the Remarketing Agent agrees to provide to the Company an executed copy of each Broker-Dealer Agreement. None of the Remarketing Agent, the Issuer Trust and the Company shall be responsible for the out-of-pocket expenses of such Broker-Dealers or for ensuring compliance by such Broker-Dealers with the terms of this Agreement (except, with respect to the Remarketing Agent, as specifically set forth in the Broker-Dealer Agreement).

                  6. Disclosure Documents and Other Information. (a) If (i) the Registration Statement is not required to be filed with the Commission pursuant to the provisions of Section 2(b) of this Agreement and (ii) the Remarketing Agent determines that it is necessary or desirable to use a disclosure document in connection with the performance of its obligation to remarket the Subject Securities, the Remarketing Agent will notify the Company and the Company will provide to the Remarketing Agent prior to the Tender Notification Date at the Company's expense a disclosure document or documents reasonably satisfactory to the Remarketing Agent and its counsel in respect of the Subject Securities (collectively, and including any documents or other information incorporated by reference therein, the "Nonregistered Offering Documents"). The Company will supply the Remarketing Agent at the Company's expense with such number of copies of the Disclosure Documents as the Remarketing Agent reasonably requests from time to time. The Company will supplement and amend the Disclosure Documents so that at all times they will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements in the Disclosure Documents, in the light of the circumstances under which they were made, not misleading.

                  (b) The Company and the Issuer Trust each agrees to furnish to the Remarketing Agent (i) as promptly as practicable after they are available, all regular and periodic reports, if any, which the Company or the Issuer Trust files with the Commission under the Exchange Act and all reports which the Company or the Issuer Trust provides generally to holders of its publicly held securities and (ii) from time to time, such other information concerning the Company and the Issuer Trust as the Remarketing Agent may reasonably request.

                  (c) The Company will provide the Remarketing Agent with such certificates, opinions of counsel, accountants' letters and other support for the information contained in any Disclosure Documents as the Remarketing Agent and its counsel may reasonably request.

                  (d) If the Registration Statement is filed with the Commission, the Company agrees that it will:

                  (i) prepare the Registration Statement in conformity with the requirements of the Securities Act and the Rules and Regulations;

                  (ii) cause the Registration Statement to become effective prior to the Tender Notification Date (or such later date as may be permitted in accordance with the provisions of Section 2(b));

                  (iii) prepare the Prospectus in a form approved by the Remarketing Agent and file the Prospectus in accordance with Rule 424(b) (or any successor applicable rule) under the Securities Act and Rule 430A(a)(3) (or any successor applicable rule) under the Securities Act; make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; advise the Remarketing Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and furnish the Remarketing Agent with copies thereof; advise the Remarketing Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the securities covered by such Registration Statement for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, promptly use its reasonable best efforts to obtain its withdrawal;

                  (iv) furnish promptly to the Remarketing Agent and to counsel for the Remarketing Agent a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                  (v) deliver promptly to the Remarketing Agent such number of the following documents as the Remarketing Agent shall reasonably request: (1) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and (2) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the securities covered by the Registration Statement and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, notify the Remarketing Agent and, upon its request, prepare and furnish without charge to the Remarketing Agent as many copies as the Remarketing Agent may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                  (vi) file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission;

                  (vii) prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 (or any applicable successor rule) of the Rules and Regulations, furnish a copy thereof to the Remarketing Agent and counsel for the Remarketing Agent;

                  (viii) as soon as practicable after the Effective Time, make generally available to the Company's security holders and deliver to the Remarketing Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) (or any applicable successor section) of the Securities Act and the Rules and

         Regulations (including, at the option of the Company, Rule 158 (or any applicable successor rule));

                  (ix) promptly from time to time take such action as the Remarketing Agent may request to qualify the securities covered by the Registration Statement for offering and sale under the securities laws of such jurisdictions as the Remarketing Agent may request and to take all steps necessary to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Subject Securities; provided, however, that in connection therewith the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified; and

                  (x) use its best effort to have the Subject Securities listed on any securities exchange or quoted in any automated inter-dealer quotation system reasonably requested by the Remarketing Agent.

                  7. Indemnification. (a) The Company will indemnify and hold harmless the Remarketing Agent against any losses, claims, damages or liabilities, joint or several, to which the Remarketing Agent may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Disclosure Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Remarketing Agent for any legal or other expenses reasonably incurred by the Remarketing Agent in connection with investigating or defending any such loss, claim, damage liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Disclosure Document in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent specifically for use therein.

                  (b) The Remarketing Agent will indemnify and hold harmless the Company and the Issuer Trust against any losses, claims, damages or liabilities to which the Company or the Issuer Trust may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Documents, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnish to the Company or the Issuer Trust by the Remarketing Agent specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or the Issuer Trust in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Remarketing Agent on the other from the Remarketing of the Subject Securities in accordance with this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the aggregate outstanding Liquidation Amount (if the Subject Securities are HIGH TIDES) or principal amount (if the Subject Securities are HIGH TIDES Debentures) bear to the fees received by the Remarketing Agent from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Remarketing Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the aggregate outstanding Liquidation Amount (if the Subject Securities are HIGH TIDES) or principal amount (if the Subject Securities are HIGH TIDES Debentures) of the Subject Securities remarketed exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Remarketing Agent within the meaning of the Securities Act or the Exchange Act; and the obligations of the Remarketing Agent under this Section shall be in addition to any liability which the Remarketing Agent may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

                  8. Remarketing Agent's Liabilities. The Remarketing Agent shall incur no liability to the Company, the Debenture Trustee, the Property Trustee, the Administrative Trustees, the Delaware Trustee, the Tender Agent or any holder of Subject Securities for its actions as Remarketing Agent pursuant to the terms hereof and of the Trust Agreement or Indenture without gross negligence or in the absence of wilful misconduct. The undertaking of the Remarketing Agent to remarket any Subject Securities shall be on a "best efforts" basis.

                  9. Termination. This Agreement will terminate upon the earliest to occur of the following: (i) the written agreement of all parties hereto; (ii) the date that no HIGH TIDES Debenture is outstanding; and (iii) the day immediately following the Reset Date. The provisions of Sections 7, 8, 11 and 12 hereof will continue in effect as to actions prior to the date of termination, and each party will pay to the others any amounts owing at the time of termination.

                  10. Resignation and Removal; Appointment of Successor. (a) The Remarketing Agent may resign at any time hereunder by giving at least 30 days' written notice thereof to the Company and the Tender Agent. No successor need have accepted its appointment for such resignation to be effective.

                  (b) The Remarketing Agent may be removed at any time for Cause by the holders of a majority in aggregate Par Amount of the Subject Securities outstanding, by written notice to the Remarketing Agent, the Tender Agent and the Company. No successor need have accepted its appointment for such removal to be effective.

                  (c) If the Remarketing Agent resigns or is removed in accordance with Section 10(b), the Company will use its best efforts to appoint as the successor Remarketing Agent hereunder an investment bank, broker, dealer or other organization which, in the judgment of the Company, is qualified to remarket the Subject Securities and to establish the Term Provisions. If the Company fails to so appoint a successor Remarketing Agent reasonably promptly, in light of the proximity of the Tender Notification Date, or if such successor fails to accept such appointment, the holders of not less than 25% in aggregate Par Amount of the Subject Securities outstanding, by written notice to the Tender Agent and the Company, may appoint a successor Remarketing Agent which is an investment bank, broker, dealer or other organization qualified to remarket the Subject Securities and to establish the Term Provisions; provided that for purposes of determining the holders of not less than 25% in aggregate Par Amount of the Subject Securities outstanding, Subject Securities owned by the Company, the Issuer Trust or any trustee or administrator of the Issuer Trust or any affiliate of any of the foregoing shall be disregarded and deemed not to be outstanding.

                  (d) A successor Remarketing Agent shall accept its appointment by executing and delivering a written instrument of acceptance to the Tender Agent and the Company.

                  (e) The provisions of Sections 7, 8, 11 and 12 hereof will continue in effect as to actions of the Remarketing Agent prior to the date of resignation or removal, and the Remarketing Agent will pay to and have the right to receive from the other parties hereto any amounts owing at the time of such event.

                  (f) The Tender Agent shall provide written notice of each resignation and each removal of the Remarketing Agent and each appointment of a successor Remarketing Agent and such successor's acceptance thereof by first-class mail, postage prepaid, to the holders of the Subject Securities as their names and addresses appear in the applicable register.

                  (g) Any corporation or other entity into which the Remarketing Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Remarketing Agent may be a party, or any corporation succeeding to all or substantially all of the business of the Remarketing Agent, shall be the successor of the Remarketing Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  11. Dealing in Subject Securities by Remarketing Agent. The Remarketing Agent, either as principal or agent, may buy, sell, own, hold and deal in Subject Securities, and may join in any action which any owner of the Subject Securities may be entitled to take with like effect as if it did not act in any capacity hereunder. Except as provided in the next succeeding sentence, the Remarketing Agent is under no obligation at any time to purchase Subject Securities. If the Term Rate is established by the Remarketing Agent but on the Reset Date the Remarketing Agent is unable to consummate the sale of one or more Subject Securities tendered for remarketing, the Remarketing Agent shall purchase such Subject Securities on the Reset Date for 101% of their aggregate Par Amount; provided that if the inability of the Remarketing Agent to consummate the sale of one or more Subject Securities tendered for remarketing is due to the occurrence of a Market Event, the Company shall be required to cause the redemption of such Subject Securities on the Reset Date for 101% of their aggregate par amount, plus any accrued and unpaid Interest thereon to but excluding the Reset Date. The Remarketing Agent agrees that the purchase of Subject Securities for its own account or the account of its affiliates will be upon terms no more favorable to it than those pertaining to the purchase of Subject Securities in the market (which shall be determined by the Remarketing Agent in its sole discretion) in general at the time of such purchase and that neither it nor its affiliates will elect to retain Subject Securities on the Reset Date if the Subject Securities could be remarketed pursuant to this Agreement on terms more favorable to the Issuer Trust or the Company than the terms upon which the Remarketing Agent or such affiliates would continue to hold it. The Remarketing Agent, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Issuer Trust or the Company and may act as depository, trustee or agent for any committee or body of owners of Subject Securities or other obligations of the Issuer Trust or the Company as freely as if it had no obligations hereunder or under the Trust Agreement or Indenture.

                  12. Records. The Remarketing Agent agrees to keep books and records relating to its activities as Remarketing Agent in accordance with standard industry practice.

                  13. Purchase and Sales by Company. While the Company and its affiliates may from time to time purchase, hold and sell Subject Securities, the Company and the Remarketing Agent acknowledge that neither the Company nor any affiliate of the Company may acquire or bid to acquire Subject Securities on the Reset Date or submit orders in the Remarketing. The Remarketing Agent agrees that it will not knowingly remarket any Subject Securities to the Company or any of its affiliates.

                  14. Communication of Remarketing Conditions. The Remarketing Agent agrees, upon request from time to time by any holder of Subject Securities and to the extent the Remarketing Agent deems advisable, to advise such holder of current Remarketing Conditions.

                  15. Notices. Unless otherwise provided herein, all notices, requests, demands and formal actions hereunder shall be in writing and mailed or sent by facsimile transmission or delivered, as follows:

                  If to the Company:

                         Budget Group, Inc.
                         125 Basin Street
                         Suite 210
                         Daytona Beach, Florida 32114
                         Attention: Secretary
                         Telecopy:  (904) 226-8380
                         Telephone: (904) 238-7035

                  If to the Tender Agent:

                         The Bank of New York, as Tender Agent
                         101 Barclay Street
                         New York, New York 10286
                         Telecopy:  (212) 815-5915
                         Telephone: (212) 815-5783

                  If to the Issuer Trust:

                         c/o Budget Group, Inc.
                         Attention: Secretary
                         125 Basin Street
                         Suite 210
                         Daytona Beach, Florida 32114

                         Telecopy:  (904) 226-8380
                         Telephone: (904) 238-7035

                  If to the Remarketing Agent:

                         Credit Suisse First Boston Corporation
                         Eleven Madison Avenue
                         New York, New York 10010-3629
                         Attention: Transactions Advisory Group -
                            Joseph D. Fashano
                         Telephone: (212) 325-2107
                         Telecopy:  (212) 325-8278

                  Each of the above parties may, by written notice given hereunder to the others, designate any further or different addresses or telecopier numbers to which subsequent notices, certificates, requests or other communications shall be sent. In addition, the parties hereto may agree to any other means by which subsequent notices, certificates, requests or other communications may be sent.

                  16. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by, the respective successors and assigns of the Company, the Issuer Trust, the Tender Agents the Remarketing Agent and the holders of the Subject Securities.

                  17. The Tender Agent. In serving as the Tender Agent hereunder, the Debenture Trustee shall be entitled to the protections and benefits of Sections 6.01(d), 6.03, 6.06 and 12.07 of the Indenture and the Property Trustee shall be entitled to the protections and benefits of Sections 3.09, 3.10 and 10.04 of the Trust Agreement.

                  18. Entire Agreement. Except as otherwise provided herein, this Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, among the parties.

                  19. Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  20. Amendment; Waiver. (a) This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of each of the Company, the Tender Agent the Administrative Trustees and the Remarketing Agent.

                  (b) Failure of any party to exercise any right or remedy under this Agreement in the event of a breach hereof by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

                  21. Severability. If any clause, provision or section of this Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

                  22. Execution in Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart signed by the party against which enforcement of this Agreement is sought.

                  23. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   BUDGET GROUP, INC.,

                                        by /s/ Sanford Miller
                                           -----------------------------------
                                           Name: Sanford Miller
                                           Title: Chairman and CEO


                                   BUDGET GROUP CAPITAL TRUST,

                                        by /s/ Scott R. White
                                           -----------------------------------
                                           Name: Scott R. White
                                           Title:  Administrative
                                                   Trustee




                                        by /s/ Robert L. Aprati
                                           -----------------------------------
                                           Name: Robert L. Aprati
                                           Title:  Administrative
                                                   Trustee


                                        by /s/ Michael B. Clauer
                                           -----------------------------------
                                           Name: Michael B. Clauer
                                           Title:  Administrative
                                                   Trustee

                                        by /s/ Scott R. White
                                           -----------------------------------
                                           Name: Scott R. White
                                           Title:  Administrative
                                                   Trustee

                                   THE BANK OF NEW YORK, as Tender
                                   Agent,

                                        by /s/ Mary La Gumina
                                           -----------------------------------
                                           Name: Mary La Gumina
                                           Title: Assistant Vice President


                                   CREDIT SUISSE FIRST BOSTON
                                   CORPORATION,

                                        by /s/ F.P. Hixon
                                           -----------------------------------
                                           Name: F. P. Hixon
                                           Title: Managing Director